SKYLINE SPECIAL
          EQUITIES PORTFOLIO
          -----------------------------

ANNUAL REPORT -- December 31, 2001


SKYLINE SPECIAL EQUITIES PORTFOLIO


[LOGO]SKYLINE FUNDS

  COMMENTARY(1)
------------------------------------------------------------------------
                                                               December 31, 2001

OVERVIEW

The Fund showed a gain of 20.32% for the fourth quarter compared to a 16.72% gain for the Russell 2000 Value Index and a 21.09% gain for the Russell 2000 Index. For the year, the Fund was up 13.92% compared to a gain of 14.03% for the Russell 2000 Value Index and a 2.49% gain for the Russell 2000 Index. For both the quarter and the year, good stock selection, advantageous portfolio sector weightings, and a positive environment for small cap and low P/E investing all contributed to the Fund's performance.

The year 2001 witnessed a continuation of the strong performance of the Fund that began with the small cap value rally in early 2000. Since March 1, 2000, the Fund showed a gain of 49.80% compared to a gain of 35.53% for the Russell 2000 Value Index and a loss of 13.30% for the Russell 2000 Index.

MARKET REVIEW

The market advanced broadly in the fourth quarter, with all styles of equity investing showing strong gains. Small cap stocks outperformed large cap stocks in the quarter, with the Russell 2000 Index posting a 21.09% increase compared to an 11.10% gain for the Russell 1000 Index. The strong showing by small caps in the quarter was a continuation of the trends that had been in place throughout much of the year, as indicated by the 2.49% gain in the Russell 2000 Index for all of 2001 vs. a 12.50% loss for the Russell 1000 Index. Examining the data further, a clear pattern emerged: the lower the market capitalization of the company, the better its stock price performance for both the fourth quarter and year. According to Salomon Smith Barney, micro-cap stocks (those with market capitalizations below $250 million) rose 24% for the year while stocks with market capitalizations of $250 million to $2 billion were up only 1.2%. This pattern is consistent with the beginning of past bull markets; indicating investors are becoming less risk averse.

Although growth styles of investing outperformed value styles during the fourth quarter, it was not by a margin large enough to offset value's strong performance earlier in the year. The Russell 2000 Growth Index, led by a strong rebound in technology stocks, rose 26.16% in the fourth quarter but was down 9.23% for the year. This compares to a 16.72% gain for the Russell 2000 Value Index in the fourth quarter and a 14.03% gain for the year.

In terms of sector performance within the small cap value area, every sector posted gains for the fourth quarter. As investors began to anticipate an economic recovery sometime in 2002, sectors that typically benefit most from an upturn in economic activity, including technology, consumer discretionary, and industrial stocks, performed best during the quarter. More defensive sectors like health care, financials, and utilities lagged. For the year, most sectors showed strong returns. The exceptions were energy stocks, which were negatively impacted by a decline in oil and gas prices, and utilities, which fell due to fears of industry overcapacity.

                        ANNUAL REPORT - DECEMBER 31, 2001                      1

The year 2001 was highly unusual. It is hard to recall a year that had more negative news than the one just completed. On the economic front, the U.S. entered into a recession in the early part of the year, with the unemployment rate rising to 5.8% at the end of the year from 4.0% at the beginning of the year as record numbers of workers were laid off. In the stock market, the most widely watched indexes, the Dow Jones Industrial Average, the S&P 500 Index, and the NASDAQ Composite, declined for the second year in a row, the first time that has happened in almost 30 years. Corporate profits plummeted, and the market witnessed Enron, a company that entered the year with a market capitalization of over $60 billion, descend into bankruptcy by year's end. All of those events of course pale in comparison to the loss of lives as a result of the tragic events of September 11th, the anthrax attacks, and the prospect of a protracted war against terrorism.

It is remarkable that despite this negative backdrop, small cap value stocks rallied broadly. We believe there are two main reasons for this phenomenon. First, small cap value stocks entered the year at what we considered to be extremely attractive valuations, particularly as compared to their large cap and growth counterparts. Second, the market historically anticipates changes in the economic environment in advance of their occurrence. Stocks began to respond to expectations that stimulative monetary and fiscal policies would eventually take hold, leading to a bottoming and subsequent recovery in the economy.

PORTFOLIO REVIEW

For the quarter, share price gains were primarily a function of expanding P/E multiples, as it was difficult for companies to generate earnings growth given the difficult economic environment. Much like the market overall, the most economically sensitive sectors of the Fund, including technology, consumer discretionary, and industrial stocks, performed best in the quarter, while more defensive sectors like health care, utilities and consumer staples, lagged. The Fund benefited from being overweighted in the more economically sensitive sectors, as well as by superior stock selection within most sectors of the Fund. Stocks whose fundamentals held up well despite difficult environments for the industries in which they operate performed particularly well. Two examples of such companies were retailer Pier 1 Imports and auto parts supplier American Axle and Manufacturing.

For the year, much like the fourth quarter, economically sensitive sectors performed best. In addition, strong stock selection helped drive performance. Stock selection in the health care area was particularly good, allowing that sector of the Fund to significantly outperform the corresponding sector of the benchmark. Five portfolio holdings received takeover offers at premiums to their then market prices, further benefiting performance for the year, highlighting the fact that many small cap value names continue to sell in the market at valuations well below what we believe a strategic buyer might pay for them.

OUTLOOK

In our last two year-end reviews, our central message was clear: investors' infatuation with growth stocks led to a market where we believe stock prices became totally divorced from the value of the underlying companies, creating an unprecedented opportunity for value investing strategies. The performance of the Fund over the last

2                       ANNUAL REPORT - DECEMBER 31, 2001
two years, on both an absolute and relative basis, validated our outlook. The question now becomes, is there a case to be made for further outperformance of small cap value investing, or has the strong performance over the last two years corrected the imbalances created by the speculative bubble of the late 1990s? We believe that small cap stocks in general, and small cap value stocks in particular, will provide outstanding returns relative to large cap stocks. In addition, we believe that as the economy improves, earnings of small cap value stocks will respond positively, providing the opportunity for nice absolute gains as well.

The large cap indexes, such as the S&P 500 Index, continue to be dominated by growth stocks. Despite the recent relative outperformance of small cap stocks vs. large cap stocks, the gap in valuations between the two strategies remains at levels last seen during the Nifty Fifty era of the early 1970s, a period previously identified as the peak in large cap growth stock overvaluation. The 38 stocks in the S&P 500 Index that make up 50% of the index's weight have a median P/E of 32x and have a median expected long-term growth rate of 12.7%. Small cap companies with similar growth rates sell at P/E multiples about half of that level. On almost any valuation measure, small cap stocks remain well below their longer-term averages relative to large cap stocks.

In addition to possessing what we think are more attractive valuations, we believe small cap stocks also have better earnings growth prospects than large cap stocks. Coming out of a recession, small company earnings have historically grown at a faster rate than large company earnings. We believe there are several reasons for this. First, small company earnings are usually less dependent on foreign operations than large company earnings so they tend to respond more favorably to improvements in the domestic economy. Small companies generally are also more nimble and can react more quickly to changes in the economic environment. And finally, as the economy improves, credit standards loosen, and small companies are better able to finance growth initiatives.

The strong price performance in the stocks of the Fund has occurred in advance of an improvement in fundamentals, which has caused an expansion in the Fund's P/E multiple. Despite this multiple expansion, we believe that there is further upside for stock prices. The current P/E multiple is somewhat overstated, because it is being calculated on earnings that are, for the most part, depressed due to the weak economy. In addition, interest rates are very low, making the return on alternative investments less attractive. We believe the next move up in the Fund will be driven by improving earnings, as company fundamentals respond positively to an improving economy, while P/E multiple expansion plays less of a role than it has to date.

In many ways, the current bull market is unfolding in historic fashion. The Fed responds to weak economic activity by lowering interest rates. In turn, investors begin to look beyond the current weak environment for earnings in expectation of improvements down the road. As a result, the smallest and most economically sensitive stocks perform best at the outset, as investors become less risk averse. Stock prices rise in advance of improvements in fundamentals. What remains is for earnings to improve, providing the next leg up for the market. We believe the Fund is invested in companies that are in the best possible position to take advantage of this next move in the market.

                        ANNUAL REPORT - DECEMBER 31, 2001                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                   4Q
                 2001*    2001   3 yrs
 SPECIAL
  EQUITIES       20.32    13.92   7.06
 RUSSELL 2000
  VALUE          16.72    14.03  11.33
 RUSSELL 2000    21.09     2.49   6.42
 S&P 500         10.70   -11.87  -1.03

CALENDAR YEARS        2001   2000   1999   1998   1997   1996   1995
 SPECIAL EQUITIES      13.9  24.2   -13.3  -7.2   35.4   30.4   13.8
 RUSSELL 2000 VALUE    14.0  22.8    -1.5  -6.5   31.8   21.4   25.8
 RUSSELL 2000           2.5  -3.0    21.3  -2.6   22.4   16.5   28.4
 S&P 500              -11.9  -9.2    21.1  28.8   33.4   23.3   37.5
* Not annualized. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

- PORTFOLIO CHARACTERISTICS
---------------------------------------------

                                              SPECIAL         RUSSELL 2000
                                              EQUITIES           VALUE          RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             20.1              20.1              25.9              26.3
 PRICE/BOOK                                     2.05              1.59              2.12              3.68
 PRICE/SALES                                    0.82              0.85              1.17              1.77
----------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                18.2%              7.0%             11.9%             14.3%
 EPS GROWTH--1 YR (FORECASTED)                  0.9%              7.0%              8.6%              3.1%
----------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $1.1 billion      $770 million      $790 million      $61 billion
 ASSETS                                     $375 million      $415 billion      $806 billion    $10,463 billion
 NUMBER OF HOLDINGS                              64              1,282             1,931              500
----------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP:                                      830833208
 NET ASSET VALUE (PER SHARE):                  $22.50
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
----------------------------------------------------------------------------------------------------------------

4                       ANNUAL REPORT - DECEMBER 31, 2001

--------------------------------------------------------------------------------

                                        Since
                 5 yrs   10 yrs     Inception(2)
 SPECIAL
  EQUITIES        9.06    14.74            14.24
 RUSSELL 2000
  VALUE          11.21    15.12            11.86
 RUSSELL 2000     7.52    11.51             9.58
 S&P 500         10.73    12.97            12.66

CALENDAR YEARS        1994   1993   1992   1991   1990   1989   1988   1987(2)
 SPECIAL EQUITIES     -1.2   22.9   42.5    47.4   -9.3   24.0  29.7    -16.9
 RUSSELL 2000 VALUE   -1.6   23.8   29.1    41.7  -21.8   12.4  29.5    -21.5
 RUSSELL 2000         -1.8   18.9   18.4    46.1  -19.5   16.2  24.9    -24.3
 S&P 500               1.3   10.0    7.7    30.6   -3.2   31.4  16.5    -12.0
* Not annualized. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

- TOP TEN HOLDINGS(3)

                                                      % OF NET ASSETS
---------------------------------------------------------------------
 D. R. HORTON, INC.
  Homebuilder                                               2.7%
 WERNER ENTERPRISES INC.
  Truckload carrier                                         2.7%
 OLD REPUBLIC INT'L. CORP.
  Multi-line insurance company                              2.6%
 MONACO COACH CORP.
  RV producer                                               2.5%
 INTERPOOL, INC.
  Container leasing firm                                    2.4%
 REINSURANCE GROUP OF AMERICA, INC.
  Life reinsurer                                            2.3%
 COMMERCE BANCSHARES, INC.
  Regional bank                                             2.2%
 UNITED STATIONERS INC.
  Office products distributor                               2.0%
 KENNAMETAL, INC.
  Metal-cutting tools                                       2.0%
 LANDSTAR SYSTEM, INC.
  Truckload carrier                                         2.0%
 TOP TEN HOLDINGS                                          23.4%

                        ANNUAL REPORT - DECEMBER 31, 2001                      5

- SECTOR PERFORMANCE(1) (AS OF DECEMBER 31, 2001)
------------------------------------------------------------------------

                        4Q 2001**                                                    2001
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Autos & Transportation       40.7%      25.2%      28.6%   Materials & Processing       38.2%      13.9%       8.1%
Technology                   39.4       46.6       47.4    Autos & Transportation       34.2       16.7       13.9
Materials & Processing       34.0       20.9       21.0    Health Care                  32.4        7.7       -9.4
Consumer Discretionary       29.6       29.2       30.0    Consumer Discretionary       27.6       26.7       19.3
Producer Durables            28.2       25.9       29.0    Producer Durables            21.9       13.9        1.7
Energy                       12.7       14.6       20.5    Financial Services           10.4       16.7       15.6
Consumer Staples             10.4        7.3        7.6    Technology                    2.6       19.7      -20.6
Financial Services            5.4        6.6        7.5    Energy                       -9.6      -28.0      -26.8
Health Care                  -4.3        7.0       14.5    Consumer Staples            -11.7       42.8       34.3
Utilities                    -7.7        5.6        6.1    Utilities                   -15.2       -8.8      -10.4
Other                        N.A.*      15.3       18.1    Other                        N.A.*       3.7       -0.8

* not applicable
** not annualized

- SECTOR WEIGHTINGS (AS OF DECEMBER 31, 2001)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation  10.9%

Cash                     6.7%

Consumer Discretionary  21.0%

Consumer Staples         1.5%

Energy                   2.9%

Financial Services      23.8%

Health Care              6.4%

Materials & Processing   3.1%

Producer Durables       11.1%

Technology              12.6%

6                       ANNUAL REPORT - DECEMBER 31, 2001

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 MSC SOFTWARE CORPORATION (MNS)
MSC Software Corporation is a leading developer of simulation software for engineers. The market for this software is growing as more engineers use simulation instead of building and testing prototypes. This allows companies that use MNS's software to speed products to market with lower costs. Management is focusing on providing more professional services like system design, implementation and training to its customers. These expanded offerings should allow MNS to grow its earnings at a double-digit rate for a number of years. MNS's balance sheet is solid with net cash of $2 per share and the stock trades at a modest mid-teens P/E.

 ISTAR FINANCIAL INC. (SFI)
iStar Financial Inc. is a commercial real estate finance company, providing structured financing to private and corporate owners of real estate nationwide. SFI focuses on clients who require high service levels and tailored solutions to their financing needs, which allows the company to earn higher fees and generate superior returns. Although SFI's targeted market is small ($200 billion) relative to the overall commercial real estate market ($2 trillion) it is large enough to provide ample growth opportunities for the company, which currently has $4 billion in loans and leases outstanding. SFI's strong underwriting track record and modestly leveraged balance sheet reduce the company's risk profile. Despite attractive growth prospects, SFI sells at only about 11x its current earnings per share and yields 10%.

                        ANNUAL REPORT - DECEMBER 31, 2001                      7

  CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SPECIAL EQUITIES  RUSSELL 2000  RUSSELL 2000 VALUE  S&P 500
INITIAL INVESTMENT      $10,000         $10,000          $10,000        $10,000
1987                          $8,314        $7,567              $9,289   $8,794
1988                         $10,787        $9,449             $12,026  $10,247
1989                         $13,377       $10,986             $13,521  $13,469
1990                         $12,135        $8,843             $10,578  $13,037
1991                         $17,885       $12,914             $14,989  $17,018
1992                         $25,470       $15,294             $19,356  $18,325
1993                         $31,289       $18,184             $23,971  $20,158
1994                         $30,929       $17,582             $23,599  $20,424
1995                         $35,206       $22,932             $29,676  $28,087
1996                         $45,897       $26,715             $36,018  $34,617
1997                         $62,161       $32,663             $47,465  $46,172
1998                         $57,703       $31,849             $44,403  $59,444
1999                         $50,038       $38,620             $43,742  $72,011
2000                         $62,154       $37,488             $48,575  $65,436
2001                         $70,761       $38,422             $55,390  $57,669

See "Notes to Performance" below. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NOTES TO PERFORMANCE
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended December 31, 2001, and for the period April 23, 1987 (inception) through December 31, 2001, is an average annual return calculation which is described in the Fund's Statement of Additional Information.
    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. The Russell 1000 Index is an unmanaged index comprised of the largest 1,000 companies ranked by market capitalization. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Industrial Average is an average of the stock prices of the 30 top industrial corporations. The NASDAQ Composite Index is an unmanaged index of over-the-counter securities issued by the National Association of Securities Dealers. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company. You cannot invest directly in an index.
    Source: Frank Russell Company.
(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.
(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.
This report is not authorized for distribution unless accompanied or preceded by a current prospectus.
There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.
The discussion of the Fund's investments and investment strategy represent the investments of the Fund and the views of Skyline Asset Management, L.P., the Fund's adviser, at the time of this report, and are subject to change without notice.
DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

8                       ANNUAL REPORT - DECEMBER 31, 2001

  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001
------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
COMMON STOCKS
AUTOS & TRANSPORTATION -- 10.9%
  AUTO PARTS -- 1.5%
American Axle & Mfg Holdings(a)      Manufacturer of car axles             256,800     $  5,490,384
  OTHER TRANSPORTATION -- 4.8%
Interpool, Inc.                      Container leasing firm                462,100        8,895,425
Monaco Coach Corp.                   RV producer                           419,950        9,184,307
                                                                                       ------------
                                                                                         18,079,732
  TRUCKING -- 4.6%
Landstar System, Inc.(a)             Truckload carrier                     101,800        7,381,518
Werner Enterprises Inc.              Truckload carrier                     411,600       10,001,880
                                                                                       ------------
                                                                                         17,383,398
                                                                                       ------------
  TOTAL AUTOS & TRANSPORTATION                                                           40,953,514
CONSUMER DISCRETIONARY -- 21.0%
  COMMERCIAL SERVICES -- 6.1%
Central Parking Corporation          Operator of parking facilities        242,800        4,768,592
Moore Corp. Limited                  Business forms                        674,400        6,406,800
Spherion Corp.(a)                    Staffing provider                     410,100        4,002,576
United Stationers Inc.(a)            Office products distributor           225,400        7,584,710
                                                                                       ------------
                                                                                         22,762,678
  CONSUMER PRODUCTS/SERVICES -- 6.6%
Furniture Brands Int'l.(a)           Furniture manufacturer                229,900        7,361,398
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles         98,000        5,659,500
School Specialty, Inc.(a)            Non-textbook school supplies          181,900        4,161,872
Scotts Company(a)                    Turf & horticulture products          140,600        6,692,560
Toro Co. (The)                       Turf maintenance products              15,900          715,500
                                                                                       ------------
                                                                                         24,590,830
  RESTAURANTS -- 3.4%
Jack In the Box, Inc.(a)             Quick service restaurant              152,900        4,210,866
O'Charley's Inc.(a)                  Casual dining                         317,350        5,874,149
Ruby Tuesday, Inc.                   Casual dining                         120,600        2,487,978
                                                                                       ------------
                                                                                         12,572,993
  RETAIL -- 4.9%
Aaron Rents, Inc.                    Furniture rental chain                407,000        6,634,100
Charming Shoppes, Inc.(a)            Women's apparel                       869,700        4,618,107
Pier 1 Imports, Inc.                 Home furnishings retailer             419,000        7,265,460
                                                                                       ------------
                                                                                         18,517,667
                                                                                       ------------
  TOTAL CONSUMER DISCRETIONARY                                                           78,444,168

                        ANNUAL REPORT - DECEMBER 31, 2001                      9

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
CONSUMER STAPLES -- 1.5%
  CONSUMER STAPLES -- 1.5%
Del Monte Foods Co.(a)               Canned foods                          671,700     $  5,716,167
ENERGY -- 2.9%
  EQUIPMENT & SERVICES -- 1.7%
Chiles Offshore Inc.(a)              Operator of drilling rigs             103,700        2,062,593
Hanover Compressor Co.(a)            Lessor of compressors                 164,100        4,145,166
                                                                                       ------------
                                                                                          6,207,759
  EXPLORATION & PRODUCTION -- 1.2%
Remington Oil & Gas Corp.(a)         Oil and gas producer                  262,600        4,542,980
                                                                                       ------------
  TOTAL ENERGY                                                                           10,750,739
FINANCIAL SERVICES -- 23.8%
  BANKS/THRIFTS -- 5.3%
Commerce Bancshares Inc.             Regional bank                         210,600        8,211,294
CVB Financial Corp.                  Commercial bank                       105,900        2,478,060
East West Bancorp, Inc.              Commercial bank                       175,200        4,511,400
Waypoint Financial Corp.             Pennsylvania thrift                   310,400        4,680,832
                                                                                       ------------
                                                                                         19,881,586
  INSURANCE -- 9.4%
Delphi Financial Group, Inc.         Accident & health insurance           192,179        6,399,561
HCC Insurance Holdings, Inc.         Property & casualty insurance         173,700        4,785,435
IPC Holdings, Ltd.                   Property catastrophe reinsurer         60,600        1,793,760
Old Republic Int'l. Corp.            Multi-line insurance company          351,200        9,837,112
Reinsurance Group of America         Life reinsurer                        259,500        8,636,160
Selective Insurance Group, Inc.      Property & casualty insurance         166,135        3,610,114
                                                                                       ------------
                                                                                         35,062,142
  OTHER FINANCIAL SERVICES -- 1.9%
Raymond James Financial, Inc.        Investment services                   205,800        7,310,016

  REAL ESTATE INVESTMENT TRUSTS -- 7.2%
AMB Property Corporation             Industrial REIT                       202,600        5,267,600
Brandywine Realty Trust              Office REIT                           237,600        5,006,232
iStar Financial, Inc.                Commercial real estate lender         255,700        6,379,715
Summit Properties Inc.               Apartment REIT                        199,600        1,993,992
Ventas, Inc.                         Healthcare REIT                       462,400        5,317,600
                                                                                       ------------
                                                                                         26,965,139
                                                                                       ------------
  TOTAL FINANCIAL SERVICES                                                               89,218,883

10                       ANNUAL REPORT - DECEMBER 31, 2001

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
HEALTH CARE -- 6.4%
  HEALTH CARE SERVICES -- 5.2%
Amerigroup Corp.(a)                  Managed care                          167,300     $  3,647,140
Anthem, Inc.(a)                      Managed care                          143,200        7,088,400
Apria Healthcare Group Inc.(a)       Home healthcare service provider      191,600        4,788,084
Trigon Healthcare, Inc.(a)           Managed care                           60,400        4,194,780
                                                                                       ------------
                                                                                         19,718,404
  MEDICAL EQUIPMENT/PRODUCTS -- 1.2%
Invacare Corp.                       Home health care products             129,200        4,355,332
                                                                                       ------------
  TOTAL HEALTH CARE                                                                      24,073,736
MATERIALS & PROCESSING -- 3.1%
  PACKAGING/PAPER -- 1.7%
Albany International Corp.           Paper machine clothing                295,542        6,413,261
  STEEL/IRON -- 1.4%
Reliance Steel & Aluminum Co.        Metal service center                  200,700        5,268,375
                                                                                       ------------
  TOTAL MATERIALS & PROCESSING                                                           11,681,636
PRODUCER DURABLES -- 11.1%
  HOME BUILDING -- 2.7%
D.R. Horton, Inc.                    Homebuilder                           313,600       10,179,456
  MACHINERY -- 7.0%
Flowserve Corporation(a)             Pump and valve manufacturer           258,800        6,886,668
IDEX Corp.                           Specialty pump products               158,300        5,461,350
Kennametal, Inc.                     Metal-cutting tools                   184,800        7,441,896
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       332,400        6,564,900
                                                                                       ------------
                                                                                         26,354,814
  OTHER PRODUCER DURABLES -- 1.4%
LSI Industries Inc.                  Lighting/graphics products            295,250        5,137,350
                                                                                       ------------
  TOTAL PRODUCER DURABLES                                                                41,671,620
TECHNOLOGY -- 12.6%
  DISTRIBUTION -- 1.2%
Pomeroy Computer                     Computer products reseller            283,600        3,828,600
  Resources, Inc.(a)
Scansource, Inc.(a)                  Specialty technology products          16,500          785,400
                                                                                       ------------
                                                                                          4,614,000

                       ANNUAL REPORT - DECEMBER 31, 2001                      11

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
  ELECTRONIC COMPONENTS -- 6.3%
Fairchild Semiconductor Int'l(a)     Semiconductors                        186,200     $  5,250,840
International Rectifier Corp.(a)     Electronics manufacturing             151,400        5,280,832
KEMET Corp.(a)                       Capacitor manufacturer                297,200        5,275,300
Radisys Corporation(a)               Mfg. of embedded computers            187,400        3,684,284
Silicon Storage Technology, Inc.(a)  Flash memory                          439,000        4,231,960
                                                                                       ------------
                                                                                         23,723,216
  OTHER TECHNOLOGY -- 4.1%
Avaya, Inc.(a)                       Communications systems                400,700        4,868,505
MCSI, Inc.(a)                        Audio/video equipment integrator      285,500        6,694,975
Park Electrochemical Corp.           Advanced electronic materials         146,800        3,875,520
                                                                                       ------------
                                                                                         15,439,000
  SOFTWARE -- 1.0%
MSC Software Corporation             Simulation software company           228,400        3,563,040
                                                                                       ------------
  TOTAL TECHNOLOGY                                                                       47,339,256
                                                                                       ------------
TOTAL COMMON STOCKS -- 93.3%
(Cost $284,810,578)                                                                     349,849,719
MONEY MARKET INSTRUMENTS
Yield 1.846% to 1.926%
  due 01/02/02 to 06/21/02
  American Family Financial Services                                                     11,560,957
  Galaxy Funding                                                                          1,000,000
  Wisconsin Corp. Credit Union                                                              730,206
  Wisconsin Electric                                                                      8,153,252
                                                                                       ------------
TOTAL MONEY MARKET INSTRUMENTS -- 5.7%
(Cost $21,444,415)                                                                       21,444,415
                                                                                       ------------
TOTAL INVESTMENTS -- 99.0%
(Cost $306,254,993)                                                                     371,294,134
OTHER ASSETS LESS LIABILITIES -- 1.0%                                                     3,650,539
                                                                                       ------------
NET ASSETS - 100.0%                                                                    $374,944,673
                                                                                       ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $307,660,601 on December 31, 2001, net unrealized appreciation was $63,633,533, consisting of gross unrealized appreciation of $67,815,647 and gross unrealized depreciation of $4,182,114.

See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 2001

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $306,254,993)                      $371,294,134
Cash                                                                 486,674
Receivable for:
  Securities sold                                   $3,052,757
  Fund shares sold                                   1,451,592
  Dividends and interest                               362,614     4,866,963
                                                    ----------  ------------
Total assets                                                     376,647,771
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $1,171,337
  Fund shares redeemed                                  67,221
  Comprehensive management fee                         464,540     1,703,098
                                                    ----------  ------------
Net assets applicable to shares outstanding                     $374,944,673
                                                                ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                           16,662,898
                                                                ============
PRICING OF SHARES
Net asset value, offering price and redemption
  price per share                                               $      22.50
                                                                ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $311,824,403
Accumulated net realized loss on sales of
  investments                                                     (1,918,871)
Net unrealized appreciation of investments                        65,039,141
                                                                ------------
Net assets applicable to shares outstanding                     $374,944,673
                                                                ============

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 2001                      13

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------

Investment income
  Dividends                                                        $ 3,584,506
  Interest                                                             908,851
                                                                   -----------
Total investment income                                              4,493,357

Expenses:
  Comprehensive management fee                                       5,004,776
  Fees to unaffiliated trustees                                         34,252
                                                                   -----------
Total expenses                                                       5,039,028
                                                                   -----------
Net investment loss                                                   (545,671)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                         18,606,863
  Change in net unrealized appreciation                             22,381,781
                                                                   -----------
Net realized and unrealized gain on investments                     40,988,644
                                                                   -----------
Net increase in net assets resulting from operations               $40,442,973
                                                                   ===========

See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 2001

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year Ended     Year Ended
                                            12/31/01       12/31/00
                                          -------------  -------------
From operations:
  Net investment loss                     $    (545,671) $    (774,751)
  Net realized gain on sales of
    investments                              18,606,863     16,672,088
  Change in net unrealized appreciation      22,381,781     40,055,583
                                          -------------  -------------
Net increase in net assets resulting
  from operations                            40,442,973     55,952,920
From fund share transactions:
  Proceeds from fund shares sold            176,716,156    141,996,649
  Reinvestment of capital gain
    distribution                                     --             --
  Payments for fund shares redeemed        (129,164,966)  (131,344,964)
                                          -------------  -------------
Net increase in net assets resulting
  from share transactions                    47,551,190     10,651,685
                                          -------------  -------------
Total increase in net assets                 87,994,163     66,604,605
Net assets at beginning of year             286,950,510    220,345,905
                                          -------------  -------------
Net assets at end of year                 $ 374,944,673  $ 286,950,510
                                          =============  =============

See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 2001                      15

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                      Year           Year         Year        Year        Year
                                     Ended          Ended        Ended       Ended       Ended
                                    12/31/01       12/31/00     12/31/99    12/31/98    12/31/97
                                   -------------------------------------------------------------
Net asset value at
  beginning of year                 $  19.75       $  15.90     $  19.78    $  21.66    $  18.16
                                    --------       --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.04)*        (0.06)*      (0.14)*     (0.11)      (0.07)
    Net realized and
      unrealized gain/
      (loss) on investments             2.79           3.91        (2.51)      (1.45)       6.46
                                    --------       --------     --------    --------    --------
      Total from investment
        operations                      2.75           3.85        (2.65)      (1.56)       6.39
                                    --------       --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --             --        (1.23)      (0.32)      (2.89)
                                    --------       --------     --------    --------    --------
Net asset value at end of year      $  22.50       $  19.75     $  15.90    $  19.78    $  21.66
                                    ========       ========     ========    ========    ========
Total Return                          13.92%         24.21%      (13.28%)     (7.17%)     35.43%
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.49%          1.51%        1.48%       1.47%       1.48%
  Ratio of net investment loss
    to average net assets             (0.16%)        (0.32%)      (0.32%)     (0.50%)     (0.41%)
  Portfolio turnover rate                93%            92%          81%         68%         62%
  Net assets, end
    of year (in thousands)          $374,945       $286,951     $220,346    $445,024    $467,070
                                    ========       ========     ========    ========    ========

* Based on monthly average shares outstanding.

16                       ANNUAL REPORT - DECEMBER 31, 2001

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2001, the Fund had capital loss carryforwards of $513,263. This loss may be used to offset capital gains arising in tax years through 2008.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from accounting principles generally accepted in the United States.

                       ANNUAL REPORT - DECEMBER 31, 2001                      17

------------------------------------------------------------------------

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and reclassification of REIT income.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. In 2001, the Fund borrowed a nominal amount for liquidity reasons.

/ / USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 2001 was $5,004,776.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2001, the Fund incurred fees of $34,252 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a series of Skyline Funds, pursuant to a plan of reorganization approved by the shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,550,262) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus' net assets at that date ($55,470,313), including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net

18                       ANNUAL REPORT - DECEMBER 31, 2001

------------------------------------------------------------------------

assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,470,313, and $3,079,949, respectively.

                                       4
                            FUND SHARE TRANSACTIONS

As of December 31, 2001, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                 Shares                     Dollar Amount
                        -------------------------   -----------------------------
                        Year Ended    Year Ended     Year Ended      Year Ended
                         12/31/01      12/31/00       12/31/01        12/31/00
                        ---------------------------------------------------------
Shares sold              8,445,916     4,788,020    $ 176,716,156   $  83,446,387
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                         --     3,903,850               --   $  58,550,262
                        -----------   -----------   -------------   -------------
                         8,445,916     8,691,870      176,716,156     141,996,649
Shares redeemed         (6,315,442)   (8,015,810)    (129,164,966)   (131,344,964)
                        -----------   -----------   -------------   -------------
Net increase/decrease    2,130,474       676,060    $  47,551,190   $  10,651,685
                        ===========   ===========   =============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2001, were as follows:

Cost of purchases                   $336,357,631
Proceeds from sales                 $298,378,161

                       ANNUAL REPORT - DECEMBER 31, 2001                      19

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Skyline Special Equities Portfolio (the "Fund") as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
February 4, 2002

20                       ANNUAL REPORT - DECEMBER 31, 2001

  FEDERAL TAX STATUS OF 2001 DIVIDENDS
------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

There were no capital gain or dividend distributions for the year ended December 31, 2001.

-MANAGEMENT OF SKYLINE
------------------------------------------------------------------------

The Board of Trustees serve indefinite terms of unlimited duration so long as a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The names of the trustees and officers of Skyline, the year each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

 Name, Position(s) with    Year First Elected
   Skyline and Age at       or Appointed to      Principal Occupation(s) during
     January 1, 2002             Office                  Past Five Years               Other Directorships
-------------------------  ------------------  -----------------------------------  --------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF SKYLINE:
William L. Achenbach, 59,         1995         President, W.L. Achenbach &          None.
Trustee                                        Associates, Inc., a financial
                                               counseling firm.
Paul J. Finnegan, 48,             1995         Managing Director, Madison Dearborn  Rural Cellular
Trustee                                        Partners, Inc., a venture capital    Corporation, Allegiance
                                               firm.                                Telecom, Inc., Completel
                                                                                    Europe LLC, Focal
                                                                                    Communications, Telemundo
                                                                                    Group

                       ANNUAL REPORT - DECEMBER 31, 2001                      21

------------------------------------------------------------------------

 Name, Position(s) with    Year First Elected
   Skyline and Age at       or Appointed to      Principal Occupation(s) during
     January 1, 2002             Office                  Past Five Years               Other Directorships
-------------------------  ------------------  -----------------------------------  --------------------------
David A. Martin, 50,              1995         Attorney and Principal, Righeimer,   None.
Trustee                                        Martin & Cinquino, P.C., a law
                                               firm.
Richard K. Pearson, 62,           1998         Director and President, First        Director, First Community
Trustee                                        DuPage Bank (Westmont, IL) since     Bank (Milton, WI)
                                               June 1999, Director and President,
                                               First DuPage Bancorp, Inc.,
                                               (Westmont, Illinois) since November
                                               1998 and Director, First Community
                                               Bank (Milton, Wisconsin), since
                                               January 1998. Previously, Director,
                                               Citizens Savings Bank (Anamosa,
                                               Iowa), from February 1998 to
                                               January 2001 and Director and
                                               President, LaSalle Bank, Westmont
                                               (Westmont, Illinois), from 1994 to
                                               1997.
TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:
William M. Dutton,* 48,           1995         Managing Partner, Research and       None.
President and Trustee                          Portfolio Management, Skyline Asset
                                               Management, L.P. and registered
                                               representative, Funds Distributor,
                                               Inc. Previously, Portfolio Manager,
                                               Skyline Asset Management, L.P.
OFFICERS OF SKYLINE:
Stephen F. Kendall, 47,           1998         Partner and Chief Operating          None.
Executive Vice President,                      Officer, Skyline Asset Management,
Treasurer and Secretary                        L.P., since January 1998.
                                               Previously, Regional Vice
                                               President, Metro Region, Nabisco
                                               Biscuit Company.
Geoffrey P. Lutz, 51,             1995         Partner, Institutional Marketing,    None.
Executive Vice President                       Skyline Asset Management, L.P. and
                                               registered representative, Funds
                                               Distributor, Inc.
Michael Maloney, 40,              1995         Partner, Research and Portfolio      None.
Senior Vice President                          Management, Skyline Asset
                                               Management, L.P.
Michele M. Brennan, 30,           1998         Director of Fund Marketing, Skyline  None.
Vice President                                 Asset Management, L.P. and
                                               registered representative, Funds
                                               Distributor, Inc.
--------------------------------------------------------------------------------------------------------------

* Mr. Dutton is an "interested person" of Skyline, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser.

22                       ANNUAL REPORT - DECEMBER 31, 2001

------------------------------------------------------------------------

The address of Messrs. Dutton, Kendall, Lutz, and Maloney and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; and Richard K. Pearson, 520 North Cass Avenue, Westmont, Illinois 60559.

Skyline's Statement of Additional Information includes additional information about Skyline's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

Skyline Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759

                       ANNUAL REPORT - DECEMBER 31, 2001                      23

  REPORT FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

24                       ANNUAL REPORT - DECEMBER 31, 2001

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                       ANNUAL REPORT - DECEMBER 31, 2001                      25

                      This page left blank intentionally.

26                       ANNUAL REPORT - DECEMBER 31, 2001

                      This page left blank intentionally.

                       ANNUAL REPORT - DECEMBER 31, 2001                      27

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.

TO LEARN MORE ABOUT OUR EXPERTISE IN SMALL CAP VALUE, PLEASE VISIT OUR WEBSITE
AT
WWW.SKYLINEFUNDS.COM
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606